Exhibit 99.1

Forward Looking Statement and Explanatory Note Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2019 financial results, long-term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to achieve and effectively manage growth, including the ability to integrate our acquisitions, and consummate and integrate future acquisitions; the ability to pay Gartner’s debt obligations, the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants as well as experienced sales personnel upon whom Gartner is dependent; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce and protect our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness, budget cuts, and shutdown of governments and agencies; the impact of the U.S. Tax Cut and Jobs Act of 2017; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP financial measures such as Adj. Revenue, Adj. Contribution, Adj. Contribution Margin, and Adj. EBITDA, as included in this presentation, are supplemental measures that are not calculated in accordance with U.S. GAAP. Definitions of these measures and reconciliations to the most-directly comparable GAAP measures can be found in the 4Q 2018 earnings supplement posted on the Company’s website at https://investor.gartner.com or the appendix. In this presentation, we include “combined” numbers that, for periods prior to our acquisition of CEB (unless expressly noted otherwise), reflect numerical addition of the results of Gartner and CEB for each line item and do not include all the adjustments required with respect to the presentation of pro forma financial information under GAAP and the rules and regulations of the SEC. Accordingly, these “combined” numbers are non-GAAP, but are provided because Gartner believes they are useful in comparing performance of Gartner following the CEB acquisition with performance of Gartner and CEB independently prior to Gartner’s acquisition of CEB. These combined numbers should be read together with the historical financial statements of Gartner and CEB included in their respective quarterly reports on Form 10-Q and annual reports on Form 10-K, and the pro forma financial statements included in Exhibit 99.1 to Gartner’s Current Report on Form 8-K filed with the SEC on April 6, 2017 and footnote 2 to Gartner’s Annual Report on Form 10-K for the year ended December 31, 2017. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov. Forward looking statements included herein speak only as of February 14, 2019 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law or regulation. Some totals may not add due to rounding.

Gene Hall CEO Delivering Sustained Double-Digit Growth

Detailed Overview of Our Business Indispensable, Unrivaled Value Proposition Long-Term, Sustained, Double-Digit Growth Vast Market Opportunity

Gartner Executive Leadership Team Mike Harris  Research & Advisory   Joe Beck Global Technology Sales  Chris Thomas Global Business Sales Craig Safian Chief Financial Officer Ken Davis Products & Services Alwyn Dawkins Conferences Mike Diliberto Chief Information Officer  Scott Hensel Consulting  Jules Kaufman General Counsel Robin Kranich Human Resources David McVeigh Marketing

Gartner Business Segments Note: 2018 Adjusted Revenue excluding divested operations. $4 Billion Research 80% Conferences 11% Consulting 9%

Gartner Global Impact 15,600 Client Enterprises 100 Countries 15,000 Associates $4B Revenues

Gartner Business Segments Note: 2018 Adjusted Revenue excluding divested operations. Research 80% Conferences 11% Consulting 9%

Gartner Business Segments Note: 2018 Adjusted Revenue excluding divested operations. Research 80% Conferences 11% Consulting 9%

Gartner Business Segments Note: 2018 Adjusted Revenue excluding divested operations. Research 80% Conferences 11% Consulting 9%

Our value proposition addresses the critical needs of leaders across the major functions in the enterprise.

Indispensable, Unrivaled Value Proposition 2,000+ World-Class Experts Indispensable Insights C-Level Communities On-Demand Services Independent and Objective Modest Cost

Technology Vast Market Opportunity Source: internal Gartner estimates. 55 23 25 14 24 38 19 198 Supply Chain Marketing Human Resources Finance Sales Legal & Other Total Market Opportunity Gartner CV ($ billions) $3B

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

Global Technology Sales

The Gartner Formula Applied to GTS

The Gartner Formula Applied to GTS

The Gartner Formula Applied to GTS Hire Exceptional Talent: GTS Head Count Growth 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2008 CAGR 13%

The Gartner Formula Applied to GTS

The Gartner Formula Applied to GTS

The Gartner Formula Applied to GTS GTS Contract Value Growth 2010 2011 2012 2013 2014 2015 2016 2017 2018 2008 CAGR 13% 2009

There’s a Learning Curve in GTS Note: Productivity improvements for experienced hires in GTS North America. % 83% 100%

Global Business Sales

Global Business Sales Finance IT Legal Sales Human Resources Supply Chain Marketing Service

2010 2011 2012 2013 2014 2015 2016 2017 2018 CAGR 23% We Applied the Gartner Formula to Accelerate Supply Chain Note: Contract Value.

Global Business Sales Finance IT Legal Sales Human Resources Supply Chain Marketing Service

CAGR 76% We Applied the Gartner Formula to Accelerate Gartner for Marketing Leaders Note: Organic Contract Value growth.

Global Business Sales Finance IT Legal Sales Human Resources Supply Chain Marketing Service

The Gartner Formula Applied to GBS

Global Business Sales Finance IT Legal Sales Human Resources Supply Chain Marketing Service GxL GML GFL GSL

The Gartner Formula Applied to GBS

The Gartner Formula Applied to GBS

New GxL Products Launched Note: Contract Value excludes Supply Chain and Marketing. At 2018 FX rates. Contract Value ($ millions) 50 GxL Pilot GxL Training Complete

GxL Sales Are Accelerating Note: Contract Value indexed to 100% at Q4 18. Q4 18 Q3 18 Q2 18 Q1 18 Q4 17 Q3 17 Human Resources Finance Sales 100% 100% 100% Legal 100% Q4 18 Q3 18 Q2 18 Q1 18 Q4 17 Q3 17 Q4 18 Q3 18 Q2 18 Q1 18 Q4 17 Q3 17 Q4 18 Q3 18 Q2 18 Q1 18 Q4 17 Q3 17

Long-Term, Sustained, Double-Digit Growth in GBS Gartner Formula Indispensable Insights Exceptional Talent Sales Excellence Playbook GxL Products Enabling Infrastructure

In Summary Indispensable, Unrivaled Value Proposition Long-Term, Sustained, Double-Digit Growth The Gartner Formula Vast Market Opportunity

Mike Harris EVP, Research & Advisory Research & Advisory

Nearly 2 Out of 3 CEOs and CFOs Anticipate Business Model Change Source: Gartner, CEO Survey: CIOs Should Guide Business Leaders Toward Deep-Discipline Digital Business, 2018

Better Continuous Decision Making Expert Advice Why Clients Value Gartner On-Demand Response

62% Advice 67% Data and Metrics Highly/Extremely Important What Marketing Leaders Value Source: 2018 Gartner Marketing Customer Survey (U.S.)

Decisions made using unsynthesized, conflicting information are little better than tossing a coin.

In an era where information is so abundant, access to truly independent, unbiased and expert advice on the most critical priorities facing an executive is extremely valuable.

More Than 1 in 5 Executives Are New to the Role Source: “CIOs, Facing Rapid Change, Tend to Be Younger, with Shorter Tenure,” Wall Street Journal / Korn Ferry, 14 February 2017 And 46% of all executives underperform relative to their goals for the first 18 months of their tenure

Constant Change Technology Changes Talent Customer Behavioral Changes Organizational Changes Regulation

CEOs Are Focusing on Talent Percentage of Earnings Calls Mentioning Talent n = 1,600 companies Source: “Investor Talent Monitor,” 2018 — data from S&P Global 1200 and S&P MidCap 400 Talent

Organizational Changes Most Heads of HR Have Faced Major Reorgs in the Last Three Years Source: 2019 Gartner CHRO Agenda Poll

Success With Effective HR Support: 66% Success Without Effective HR Support: 33% Source: “Organizing HR to Lead Enterprise Change,” Gartner, 2015 Organizational Changes

73% of CEOs expect their CHRO to make changes happen faster than they did three years ago Source: “Organizing HR to Lead Enterprise Change,” Gartner, 2015 Organizational Changes

Customer Behavioral Changes 5.4 9.6 Year 1 Year 5 Average Number of Stakeholders in B2B Purchasing Source: Gartner

The average B2B sales professional has direct customer access for only ~5% of the purchase experience Source: Gartner Customer Behavioral Changes

Factory Conditions Counterfeit Zero Conflict Safe and Ethical Supply Chain Customer Behavioral Changes Ethical Sourcing Corporate Social Responsibility

Regulation Tax Reform 10-K Disclosures Annual Reports SEC Filings

Technology Changes Provocative Ideas Pragmatic Advice

Budget Allocation Percentage in Marketing People & Programs Source: Gartner Primary Research Study on CMO Spend, September 2018 Technology Changes

How Do We Know All This?

Better Continuous Decision Making Expert Advice Why Clients Value Gartner On-Demand Response

We stay abreast of the latest things that are happening in enterprises large and small, in the public and private sectors, all around the world, in every industry.

Constant Change Technology Changes Talent Customer Behavioral Changes Organizational Changes Regulation

A Year in the Life of a CHRO

Maria HR Operations Compensation Planning HR Budgeting and Planning Recruiting Learning and Development Benefits Performance Management

Online Content Email Follow-Up Expert Video Conference Campus Recruiting: Interactions

Challenge: COO Resigns Unexpectedly

Succession Management Playbook Identify Candidates Work With Board Onboard Successful Candidate COO Resigns: Interactions

Challenge: Talent Shortage for Critical Role

TalentNeuron™ Finds Hidden Talent Pools Specifies Required Compensation Speeds Average Time-to-Hire

Attend ReimagineHR Conference

Challenge: Acquisition

Reorganization New Corporate Brand Master Data Strategy Consolidated Payroll & Accounting Acquisition Needs

Finance Service Legal Sales Supply Chain Human Resources IT Marketing

CHRO Inquiry Calls With Experts Advice on New Operating Models and Melding Cultures CMO Best Practices on Managing a Merged Brand Near/Longer-Term Customer Data Strategy CIO Accounting System Optimization Master Data Strategy

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 A Year in the Life of a CHRO Acquisition and Reorganization Talent Shortage for Critical Role COO Resigns Unexpectedly HR Operations Leverage Toolkit Review Contract Review Research Expert Call Attend Conference

How Gartner Delivers at Scale Content Service Products

Finance IT Service Legal Sales Marketing Supply Chain Human Resources Product Offerings

GxL Individualized Service Cross-Function Research Relevant Technology Content GxL GxL Product Structure

Provocative Ideas Pragmatic Advice and

Magic Quadrant Methodology Best Practice Methodology Maturity Assessments Proprietary Benchmarks Content Methodologies

Digital IQ Company A Company C Company B Company D Company E Company G Company F Company H Company I Company J Company L Company K Company M

Magic Quadrant Methodology Best Practice Methodology Maturity Assessments Proprietary Benchmarks Content Methodologies

Content Methodologies Magic Quadrant Methodology Best Practice Methodology Maturity Assessments Proprietary Benchmarks

Machine Learning Algorithms Identify the Right Expert Provide Experts Advance Information Serve Up Guidance on Next Steps

Finance IT Service Legal Sales Marketing Supply Chain Human Resources

“Gartner paid for itself in 15 days, saving $2.1M in inventory alone.” A Global Consumer Products Company

“The value that Gartner delivered to us was speed, focus and access to best practices.” A Multibillion-Dollar Pharmaceutical Company

“Gartner offers the total one-stop shop. Frankly, we are better because of Gartner.” A Major Industrial Manufacturer

Customer Insight Content Methodologies Service Technology Research & Advisory Growth Platform

Joe Beck EVP, Global Technology Sales Global Technology Sales (GTS)

$2.5B in Contract Value 80% of Total CV 13,000 Enterprises 100 Countries 3,000 Sales Professionals

Finance IT Service Legal Sales Marketing Supply Chain Human Resources Sell to and Serve the IT Organization

Finance IT Legal Sales Human Resources Sell to and Serve the IT Organization Supply Chain Marketing Service

We Understand the Business Priorities of the Team Senior IT Leaders CIO IT Managers Tech Professionals IT

CIO Sell to and Serve the IT Organization Security Data

Data Security Each Department Has Its Own Large Team

There Is Massive Opportunity in Existing Accounts

We Have Identified 138,000 Orgs to Engage

We Have Identified 138,000 Orgs To Engage of available enterprises have one or more Gartner seatholders Only 9%

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula

Our Products Are Tailored To Specific Roles Senior IT Leaders CIO IT Managers Tech Professionals

Our Products Are Tailored to Specific Roles IT Leader Global CIO Working Team

Our Products Are Tailored to Specific Roles

The Gartner Formula

Increased Sales Capacity Tracks With CV Growth Note: All numbers are shown at 2019 FX rates where applicable. Contract Value Quota-Bearing Head Count 2008 2018 2008 2018 928 3,104 715 2,492 CAGR 13% CAGR 13%

Gartner Offers the Environment High Performers Crave Performance-Driven Compensation Strategize With C-Level Executives Work Alongside the Brightest Minds in Tech

Gartner Is Widely Recognized as a Great Place to Work LinkedIn Top 50 Companies to Work For 2017 25 Most Socially Engaged Companies Fortune World’s Most Admired Companies 2016, 2017, 2018, 2019 Forbes America’s Best Midsized Employers 2016, 2017, 2018 Best Management Consulting Firms 2017 Human Rights Campaign Corporate Equality Index: Best places to work for LGTBQ Equality Glassdoor Best Place to Work, Employees’ Choice 2013, 2014, 2015, 2016, 2019

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula

Sales Excellence Playbook Recruiting Training Tools Best Practices

Recruiting 15% 2018 Head Count Growth Reduced Open Territories

Prioritizing Territories to Capture Opportunity

REPLACE WITH ARLINGTON SHOOT

Training Note: Productivity improvements for experienced hires in GTS North America. % 83% 100%

Week 1 Week 2 Week 3 Week 4 Week 5 Week 6

REPLACE WITH ARLINGTON SHOOT

Tools

Sales Excellence Playbook Recruiting Training Tools Best Practices

Solutions Relationships Opportunity Strategy Head Count

Chris Thomas EVP, Global Business Sales Global Business Sales (GBS)

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

$600M in Contract Value 20% of Total CV 5,400 Enterprises 800 Quota-Bearing Salespeople

Legal Finance IT Sales Human Resources Supply Chain Marketing Service Sell to and Serve All Roles Beyond IT

Selling to CxOs and Their Teams Senior Leaders CxO Managers Professionals

Market Opportunity – New Enterprise Opportunity of available enterprises have at least one Gartner seatholder Only 4%

$1B+ $1B+ $1B+ $1B+ $1B+

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

The Gartner Formula

IT 2018: Building the Foundation for Growth Finance Service Legal Sales Marketing Supply Chain Human Resources Supply Chain Finance Legal Sales Human Resources Marketing Service GxL

GxL Individualized Service Cross-Function Research Relevant Technology Content GxL GxL Product Structure

More Value Drives Stronger Retention Legacy 70% 80% GxL 2018 Dollar Retention

CxO Growth Opportunity

IT Retention Programs 1H 18 2018: Building the Foundation for Growth Finance Service Legal Sales Marketing Supply Chain Human Resources Supply Chain Finance Legal Sales Human Resources Marketing Service 2H 18 Product Training

$100M GxL New Business Sold in 2018

New GxL Products Launched Note: Contract Value excludes Supply Chain and Marketing. At 2018 FX rates. Contract Value ($ millions) 50 GxL Pilot GxL Training Complete

GxL Ramp Up Note: Excludes sales associates with less than 3 months tenure. Excludes Supply Chain. 91% 2+ Deals 1 Deal

The Gartner Formula

GBS Sales Force Growth 2017 2018 2019 555 644 790 16% 23%

Prioritizing Territories to Capture Opportunity

Build a Long-Term Sales Career High-Performance Culture Career Development Interact at the C-Level Market Opportunity

The Gartner Formula

Sales Excellence Playbook Recruiting Training Tools Best Practices

Prioritizing Territories to Capture Opportunity

REPLACE WITH ARLINGTON SHOOT

Week 1 Week 2 Week 4 Week 5 Week 3 Week 6 +GBS Function-Specific Training

Tools

The Gartner Formula For Long-Term, Sustained, Double-Digit Growth

GxL Products Retention Head Count Sales Excellence Playbook Opportunity

Craig Safian Chief Financial Officer Leveraging the Gartner Formula for Double-Digit Growth

Finance IT Service Legal Sales Marketing Supply Chain Human Resources

Roadmap Gartner Formula & Business Model Investments for Long-Term Growth Driving Shareholder Value

The Gartner Formula Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure

Gartner Business Model

Technology Vast Market Opportunity Source: internal Gartner estimates. 55 23 25 14 24 38 19 198 Supply Chain Marketing Human Resources Finance Sales Legal & Other Total Market Opportunity Gartner CV ($ billions) $3B

Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure How We Grow GTS Growing Sales Head Count Improving Sales Productivity

How We Grow GTS Hire Exceptional Talent: GTS Head Count Growth 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2008 CAGR 13%

How We Grow GTS Note: Productivity is net Contract Value increase at 2018 FX rates divided by opening period quota-bearing headcount.

How We Grow GBS Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure Growing Sales Head Count Improving Sales Productivity

How We Grow GBS Note: Includes all GxL products at 2019 FX rates. Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure

GxL Products Retention Head Count Sales Excellence Playbook Opportunity GBS Growth

GBS: Paths to Double-Digit Growth Note:2019 FX rates. 2019 Attrition = $594M CV x 25% attrition rate 2019 New Business = 790 QBH x ($262k new business per QBH x 101%) Potential 2019 GBS CV Growth New Business Productivity Improvement Attrition Improvement 0 1pt 2pts 0% 8.0% 9.0% 9.9% 1% 8.3% 9.3% 10.3% 3% 9.0% 10.0% 11.0%

Medium-Term Objectives Growth Rate Research GTS 12 – 16% GBS 12 – 16% Conferences 5 – 10% Consulting 3 – 8% Revenue 10 – 14%

Investing for Growth

CV Cash Revenue & Profit Time Sales Cost Sales Investment and Returns

CV Cash Revenue & Profit Sales Investment and Returns Time Sales Cost CV Cash Revenue & Profit

Gartner Revenue and Contribution Margin Note: Research Contribution includes retired products. 2018 Contribution Margin 2018 Revenue Mix Research 80% Conferences 11% Consulting 9%

Gartner: SG&A Note: Excludes non-recurring expenses. Sales Sales 2018 SG&A

Gartner: SG&A Note: Excludes non-recurring expenses. Technology Real Estate HR/Recruiting Finance Legal G&A 2018 SG&A

2018 Margin Bridge Note: EBITDA % is adjusted EBITDA excluding divested operations divided by adjusted revenue excluding divested operations. (140 bps) 18.2% Contribution EBITDA % 17.7% Improvements in Consulting & Conferences Continued Shift in Mix Toward Research Investments in GTS, GBS & GCS G&A Leverage 60 bps 30 bps

Investing in GTS Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure

Investing in Conferences Note: Adjusted Revenue growth is on a combined basis for 2017 and 2018. Conferences Revenue Growth Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure

Investing in GBS Note: Includes all GxL products at 2019 FX rates. Indispensable Insight Exceptional Talent Sales Excellence Enabling Infrastructure

2019 Margin Bridge Note:EBITDA % is adjusted EBITDA excluding divested operations divided by adjusted revenue excluding divested operations. 2019 EBITDA is midpoint of guidance. (50 bps) 17.7% (30 bps) 17.4% Product Retirements (~50) bps Impact Partially Offset by Shift in Mix Toward Research Investments in GBS G&A Leverage FY 2018 EBITDA % Contribution FY 2019 EBITDA % 50 bps

Business Model

2018 Capital Allocation Note:Debt to EBITDA based on gross debt balances divided by LTM adjusted EBITDA. 2018 adjusted EBITDA excludes divested operations. Debt Balance Leverage Ratio 4/17 4/17 12/17 12/18 12/17 12/18

Buybacks and M&A ($ billions) 0.1 0.1 0.1 <0.1 0.1 <0.1 <0.1 <0.1 <0.1 0.1 0.2 0.2 0.4 0.5 0.3 0.2 3.5

Capital Allocation Strategy

In Summary Indispensable, unrivaled value proposition Long-Term, Sustained, Double-Digit Growth The Gartner Formula

Management Bios

Eugene A. Hall Chief Executive Officer Eugene Hall has been Chief Executive Officer and a director at Gartner since August 2004. Prior to joining Gartner, Mr. Hall was a senior executive at Automatic Data Processing (ADP), a Fortune 500 global technology and service company, serving most recently as President, Employers Services Major Accounts Division, a provider of human resources and payroll services. Prior to joining ADP in 1998, Mr. Hall spent 16 years at McKinsey & Company, most recently as a director. Craig Safian Executive Vice President & Chief Financial Officer Craig Safian joined Gartner in 2002. He has held numerous leadership positions in the company, including Group Vice President of Global Finance Strategy & Corporate Development, Group Vice President of Strategy, and Managing Vice President of Financial Planning & Analysis. Prior to Gartner, he held finance positions at Headstrong (now part of Genpact) and Bristol-Myers Squibb, and was an accountant for Friedman, LLP. Mr. Safian holds a bachelor’s degree from Rutgers College and an M.B.A. with a concentration in finance from the Goizueta Business School at Emory University. He also achieved CPA licensure in the state of New York. Management Bios Indicates Investor Day speaker

Management Bios



Joe Beck

Executive Vice President, Global Technology Sales

Joe Beck joined Gartner in 1997 as a sales executive. Most recently, he was the leader of the Americas End User Sales organization. Prior to this role, he held positions of increasing seniority within sales. Before joining Gartner, Mr. Beck spent six years in sales at McGraw-Hill/Datapro Information Services.

Mr. Beck holds a bachelor's degree from the University of Dayton.



Mike Harris

Executive Vice President, Research & Advisory

Mike Harris joined Gartner in 1998 as Senior Consultant before holding a number of management positions of increasing responsibility in Research & Advisory. Most recently, he held the position of Senior Vice President of the IT Leaders & Technical Professionals Research group. Prior to Gartner, Mr. Harris held various roles in Centel, Sprint and AT&T.

Mr. Harris holds a bachelor's degree from Vanderbilt University and an M.B.A. from the Stephen M. Ross School of Business at the University of Michigan.



Chris Thomas

Executive Vice President, Global Business Sales

Chris Thomas joined Gartner in 2000 as a sales executive. Most recently, he was the leader of Americas Major Accounts Sales. Prior to this role, Mr. Thomas led the North America and the Europe, Middle East and Africa (EMEA) SMB sales organizations. Before joining Gartner, Mr. Thomas spent seven years in procurement, sales and marketing at ExxonMobil.

Mr. Thomas holds a bachelor's degree from Aston University in Birmingham, England.

Indicates Investor Day speaker

200 | © 2019 Gartner, Inc. and/or its affiliates. All rights reserved.

Ken Davis Executive Vice President, Products & Services Ken Davis joined Gartner in 2005 as Senior Vice President of Strategy, Marketing & Business Development. In addition, he has held the roles of Senior Vice President of High Tech & Telecom Programs, and Senior Vice President of End User Programs. Prior to Gartner, Mr. Davis was a partner at McKinsey & Company, where he served software and services clients. Mr. Davis holds a bachelor’s degree from Middlebury College and a Ph.D. in atomic physics from the Massachusetts Institute of Technology.  Alwyn Dawkins Executive Vice President, Conferences Alwyn Dawkins joined Gartner in 2002. Prior to Gartner, he spent 10 years at Richmond Events, culminating in his role as Executive Vice President responsible for its North American business. Mr. Dawkins began his events career at Trinity Publishing and Exhibitions, which was later acquired by Daily Mail Group (DMG) World Media.  Mr. Dawkins holds a Bachelor of Science in applied economics from the University of London. Michael P. Diliberto Executive Vice President & Chief Information Officer Michael Diliberto joined Gartner in 2016 as Chief Information Officer and a director of the company. Prior to joining Gartner, Mr. Diliberto was Chief Information Officer at Priceline.com, a leader in online travel and related services. Prior to joining Priceline in 1998, he held senior roles leading content engineering and product automation. Also, Mr. Diliberto served as a sergeant in the U.S. Army Reserves for nine years. Mr. Diliberto holds a Bachelor of Arts in computer science from State University of New York at New Paltz. Scott Hensel Executive Vice President, Consulting Scott Hensel joined Gartner in 2017 as Executive Vice President of Consulting. Prior to Gartner, Mr. Hensel served as President, Terex Services, Parts & Customer Solutions, at Terex Corporation. Previously, Mr. Hensel spent 14 years at McKinsey & Company where he was a partner assisting clients in the IT and advanced industries sectors.  Mr. Hensel holds a bachelor’s degree from Brown University and an M.B.A. from the Wharton School at the University of Pennsylvania. Management Bios

Jules Kaufman Executive Vice President, General Counsel Jules Kaufman joined Gartner in 2017 as Executive Vice President, General Counsel and Corporate Secretary. Prior to Gartner, Mr. Kaufman was Chief Legal Officer and Secretary at Coty, a leading global beauty company. Prior to joining Coty, Mr. Kaufman was General Counsel, Europe/South Pacific at Colgate Palmolive, and prior to that he managed the Corporate, Securities and M&A practice at Colgate. Mr. Kaufman began his career practicing corporate law in New York. Mr. Kaufman is a graduate of Harvard College and the University of Virginia School of Law. Robin Kranich Executive Vice President, Human Resources Robin Kranich joined Gartner in 1994 and has held a variety of sales, operational and general manager roles. Previously, she was Senior Vice President of End User Programs and Senior Vice President of Gartner Executive Programs. Earlier in her career at Gartner, Ms. Kranich served as Vice President and Chief of Staff to the President. Prior to joining Gartner, Ms. Kranich worked in the technology group at Marriott International. Ms. Kranich holds a bachelor’s degree from American University. David McVeigh Executive Vice President, Marketing David McVeigh joined Gartner in 2015 as Senior Vice President of New Market Programs. Prior to Gartner, Mr. McVeigh was a managing director at Hellman & Friedman, an operating partner at The Blackstone Group and a partner at McKinsey & Company.  Mr. McVeigh holds a bachelor’s degree from Lafayette College and master’s degrees from Stanford University and Columbia University. Management Bios

Appendix

Medium-Term Objectives Growth Rate Research GTS 12 – 16% GBS 12 – 16% Conferences 5 – 10% Consulting 3 – 8% Revenue 10 – 14% EBITDA 10 – 14% Free Cash Flow 10 – 14%

Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 GBS 554.2 559.8 572.4 577.3 585.5 596.7 596.6 602.2 594.3 GTS 1,930.9 1,957.7 1,997.1 2,054.4 2,184.2 2,214.7 2,272.1 2,337.8 2,492.0 Total Gartner 2,485.1 2,517.5 2,569.5 2,631.7 2,769.6 2,811.4 2,868.7 2,940.0 3,086.3 GTS and GBS Contract Value at 2019 Rates $ millions

For reconciliations of any non-GAAP measures used in this presentation, please see 4Q 2018 earnings supplement posted on the Company’s website at https://investor.gartner.com. Non GAAP Reconciliations